                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL BY ME THESE PRESENTS that each of the undersigned does hereby nominate, constitute and appoint Glenn N. Rupp, Jack A. Green or Donald J. Camacho, or any of them, as his agent and attorney-in-fact, in his name to execute on behalf of the undersigned a Registration Statement on Form S-3 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") to be filed with the Securities and Exchange Commission under the Securities Act in connection with the registration under such Act of convertible subordinated notes of the Company of the type registered under Registration Statement No. 333-23791 (the "Notes") and the shares of common stock, no par value, of the Company, issuable upon conversion of any or all of the Notes, the authority herein given to include execution of amendments of any part of such Registration Statement and generally to do and perform all things necessary to be done in the premises as fully and effectively in all respects as the undersigned could do if personally present.

  IN WITNESS WHEREOF this Power of Attorney has been executed in counterparts by individuals listed below as of the 15th day of May, 1997.

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
            /s/ Donald J. Barr
------------------------------------------- -------------------------------------------
              DONALD J. BARR                              JOHN J. HANNAN

             /s/ Leon D. Black                         /s/ Joshua J. Harris
------------------------------------------- -------------------------------------------
               LEON D. BLACK                             JOSHUA J. HARRIS

                                                      /s/ John H. Kissick
------------------------------------------- -------------------------------------------
             JULIUS W. ERVING                             JOHN H. KISSICK

                                                       /s/ Richard B. Loynd
------------------------------------------- -------------------------------------------
              ROBERT H. FALK                             RICHARD B. LOYND

             /s/ Gilbert Ford
------------------------------------------- -------------------------------------------
               GILBERT FORD                                GLENN N. RUPP

                                                    /s/ Michael D. Weiner
------------------------------------------- -------------------------------------------
             MICHAEL S. GROSS                            MICHAEL D. WEINER
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